UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 30, 2011

TARGET ACQUISITIONS I, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53328	26-2895640
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chunshugou Luanzhuang Village
 Zhuolu County, Zhangjiakou
 Hebei Province, China, 075600
 (Address of principal executive offices)

86-313-6732526
 (Registrant's telephone number, including area code)

56 Laenani Street
Haiku, HI 96708
 (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on forward-looking statements. Forward-looking statements include, among other things, statements relating to:

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2011, we entered into and closed a share exchange agreement, or the Share Exchange Agreement, with China Real Fortune Mining Limited (“Real Fortune BVI”) and the shareholders of Real Fortune BVI pursuant to which we acquired 100% of the issued and outstanding capital stock of Real Fortune BVI in exchange for eight million (8,000,000) of our common shares.  Immediately prior to the consummation of the Share Exchange Agreement there were 100 shares of our common stock outstanding.  Thus the shares issued to the shareholders of Real Fortune BVI effectively represent 100% of our outstanding common shares.

The foregoing description of the terms of the Share Exchange Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 2.1 to this report, which are incorporated by reference herein.

Please note, the Share Exchange Agreement was executed, exchanged and deemed closed on what was October 1, 2011, in Beijing, China.  Due to the date discrepancy between China and the United States resulting from the international date line,  this Report has been filed on September 30, 2011, in Washington, D. C. after the deemed effectiveness of the Agreement.  For convenience, this Report will refer to the Agreement as having been executed, exchanged and deemed closed on October 1, 2011.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2011, we completed the acquisition of Real Fortune BVI pursuant to the Share Exchange Agreement.   As a result of the acquisition, our consolidated subsidiaries include Real Fortune BVI, our wholly-owned subsidiary, Real Fortune Holdings Limited, or "Real Fortune HK", a wholly-owned subsidiary of Real Fortune BVI , ZhangJiaKou TongDa Mining Technologies Service Co., Ltd., or “China Tongda,” a wholly-owned subsidiary of Real Fortune HK, and Zhuolu Jinxin Mining Co. Ltd., or "China Jinxin", a limited liability company incorporated under the laws of the PRC which is effectively and substantially controlled by China Tongda through a series of agreements referred to herein as the “VIE Agreements.”

China Jinxin was established in December 2006 in Zhuolu County, Hebei province, Northern China with an operating period of 20 years.  China Jinxin is an iron ore exploration, processing and high grade iron ore concentrates producer. China Jinxin has an iron ore concentrate production line located on the Zhuolu Mine, with an annual capacity of approximately 300,000 tons and associated plant and office buildings (hereinafter collectively referred to as the "production facilities"). The Zhuolu Mine is located in Zhuolu county, Zhangjiakou City, Hebei Province, China.  Currently, all of the output of China Jinxin’s production facility is sold to one steel mill pursuant to a long term contract.

FORM 10 DISCLOSURE

Item 2.01(f) of Form 8-K states that if a registrant was a shell company like we were immediately before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.  Accordingly, we will file an amendment to this Report on Form 8-K no later than four business days after the date hereof containing appropriate Form 10 information including financial statements and pro forma financial information.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 29, 2011, Vincent J. McGill resigned from his positions as a director and officer of the registrant.   Concurrent with his resignation Mr. McGill appointed Changkui Zhu and Zhengting Deng directors of the registrant and Mr. Zhu was appointed Chief Executive Officer of the registrant and Mr. Deng was appointed Chief Financial officer of the registrant.

Mr. Changkui Zhu, aged 48, the chief executive of officer of our company, has been CEO of Zhuolu Jinxin Mining Co., Ltd. since 2009. Mr. Zhu has over 15 years of experience in production and quality control in the mining industry. From 1997 to 2009 Mr. Zhu was a Vice President of Shandong Dashan Mining Co., Ltd.  In such capacity Mr. Zhu evaluated the economic feasibility of prospective mines and designed exploration projects. In addition, he monitored daily mining activities, provided technical support and designed safety training programs.. In 1986, Mr. Zhu graduated from Tianjin Second Institute of Light Industry with a degree in mining.

Mr. Zhengting Deng, aged 45, the chief financial officer of our company, has been the chief accountant of Zhuolu Jinxin Mining Co., Ltd. since January 2010.  From 2007 to 2010, Mr. Deng was an independent financial consultant. As an independent consultant, Mr. Deng assisted various companies in establishing internal control systems and effectuating improvements to their organizational structure and corporate accounting systems. From 1995 to 2006, Mr. Deng was a financial manager in Shenzhen Xindawei Printing Co., Ltd. Mr. Deng graduated from Zhongnan University in 1987 with a bachelor’s degree in Economics and Law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement, dated as of October 1, 2011, among Target Acquisitions I, Inc., Real Fortune Mining Limited, and the shareholders of Real Fortune Mining Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2011

Target Acquisitions I, Inc.
(Registrant)

/s/ Changkui Zhu
*Signature

Chief Executive Officer
Title